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                                                                   EXHIBIT 10.48





                              AMENDED AND RESTATED


                          LICENSE AND SUPPLY AGREEMENT


                                      AMONG


                           SB PHARMCO PUERTO RICO INC.


                         SMITHKLINE BEECHAM CORPORATION


                              BEECHAM GROUP P.L.C.


                                       AND


                            PAR PHARMACEUTICAL, INC.






                                 APRIL 16, 2003


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                              AMENDED AND RESTATED

                          LICENSE AND SUPPLY AGREEMENT


                                TABLE OF CONTENTS





                                                   ARTICLE I - DEFINITIONS     2

                                 ARTICLE II - INTELLECTUAL PROPERTY GRANTS     9

                                                    ARTICLE III - PAYMENTS    15

                                                       ARTICLE IV - SUPPLY    18

                     ARTICLE V - REPRESENTATIONS, WARRANTIES AND COVENANTS    26

                                        ARTICLE VI - INTELLECTUAL PROPERTY    32

                                              AND CONFIDENTIAL INFORMATION    32

              ARTICLE VII - TERM AND TERMINATION    ERROR! BOOKMARK NOT DEFINED.

                          ARTICLE  VIII - INDEMNIFICATION, INSURANCE AND DISPUTE
                                                                RESOLUTION    41

                                                ARTICLE IX - MISCELLANEOUS    45

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                              AMENDED AND RESTATED

                          LICENSE AND SUPPLY AGREEMENT

                   TABLE OF EXHIBITS, SCHEDULES AND APPENDICES




         SCHEDULE 4.3(B)          "GSK SUPPLIED PRODUCT SPECIFICATIONS"

                SCHEDULE 4.3(D)           "INITIAL PAR ESTIMATE"

                SCHEDULE 4.4(B)           "GSK PAXIL SUPPLIERS"



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                              AMENDED AND RESTATED

                          LICENSE AND SUPPLY AGREEMENT

                                    PREAMBLE

      This AMENDED AND  RESTATED  LICENSE AND SUPPLY  AGREEMENT  dated as of the
16th day of April, 2003 (the "Execution Date") among SMITHKLINE BEECHAM CORPORATION, a private limited company, organized and existing under the laws of the Commonwealth of Pennsylvania and having a registered office at One Franklin Plaza, Philadelphia, PA 19102, USA; SB PHARMCO PUERTO RICO INC., a private limited company, organized and existing under the laws of Puerto Rico and having a registered office at The Prentice Hall Corp. System of P.R. Inc., c/o FGR Corporate Services, Inc., BBV Tower, 8th Floor, 254 Munoz Rivera Avenue, San Juan, Puerto Rico 00918, USA; and BEECHAM GROUP P.L.C., a public limited company, organized and existing under the laws of England and Wales and having a registered office at 980 Great West Road, Brentford, Middlesex, TW8 9GS, England (collectively, "GSK"), and PAR PHARMACEUTICAL, INC., a New Jersey corporation having its principal office at 300 Tice Boulevard, 3d Floor, Woodcliff Lake, NJ 07677 ("PAR"). PAR and GSK are sometimes collectively referred to herein as the "Parties" and separately as a "Party."

      WHEREAS, the Parties wish to amicably settle patent litigation currently ongoing between them; and

      WHEREAS, PAR desires to exclusively purchase certain products from GSK for resale to its distributors and other customers for ultimate sale to consumers in certain territories, and GSK desires to manufacture and supply such products to PAR in such territories, subject to the terms and conditions set forth in this Agreement; and

      WHEREAS, GSK is willing to grant, and PAR is willing to receive, a license under certain GSK patents to enable PAR to sell such products in such territories to its distributors and other customers for ultimate sale to consumers in such territories, subject to the terms and conditions set forth in this Agreement; and

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      WHEREAS,  this  Agreement  amends and restates in its entirety the License and Supply Agreement between the Parties dated February 26, 2003.

      NOW, THEREFORE, in consideration of the mutual covenants, agreements and stipulations set forth herein, and in the Settlement Agreement (as defined hereinafter), and the Proposed Order of Dismissal (as defined hereinafter), the receipt and legal sufficiency of which are hereby mutually acknowledged, GSK and PAR hereby agree as follows:

                             ARTICLE I - DEFINITIONS

Section 1.1 DEFINITIONS. As used in this Agreement, the following terms, whether used in the singular or plural, shall have the following meanings:

      "723 PATENT" shall mean U.S. Patent No. 4,721,723.

      ** ******

      "A/B RATED" shall mean "therapeutically equivalent" as evaluated by FDA, applying the definition of "therapeutically equivalent" set forth in the Preface to the current edition of the FDA publication "APPROVED DRUG PRODUCTS WITH THERAPEUTIC EQUIVALENCE EVALUATIONS" (the "Orange Book"), it being expressly stated in the current edition of the Orange Book and agreed by the Parties that "[a]ny drug product ... repackaged and/or distributed by other than the [NDA or ANDA] application holder is considered to be therapeutically equivalent to the application holder's drug product ...."

      "ADDITIONAL CLAIM" shall have the meaning set forth in Section 8.2.

      "ADVERSE EVENT REPORTS" shall have the meaning set forth in Section 4.5.

      "AFFILIATE" shall mean any corporation, firm, partnership or other entity, whether DE JURE or DE facto, which controls, is controlled by, or is under common control with a Party. For purposes of this definition, "control" shall mean: (a) in the case of corporate entities, direct or indirect ownership of at least 50% of the stock or shares (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) entitled to vote for the election of directors or otherwise having the power to vote on or direct the affairs of such Party; and (b) in the case of

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non-corporate  entities,  direct or  indirect  ownership  of at least 50% of the equity interest or the power to direct the management and policies of such noncorporate entities.

      "AGREEMENT" shall mean this License and Supply Agreement including all exhibits, schedules and appendices attached hereto.

      "ANDA" shall mean an Abbreviated New Drug Application as defined in the U.S. Federal Food, Drug and Cosmetic Act and all applicable regulations promulgated thereunder.

      "APPLICABLE LAW" shall mean all applicable provisions of all statutes, laws, rules, regulations, administrative codes, ordinances, decrees, orders, decisions, guidance documents (including FDA guidance documents), injunctions, awards judgments, and permits and licenses of or from governmental authorities relating to the use or regulation of the subject item.

      "AUDITOR" shall have the meaning set forth in Section 3.8.

      "BUREAU" shall have the meaning set forth in Section 7.1.

      "BUSINESS DAY" shall mean any day other than a day which is a Saturday, a Sunday or federal bank holiday in the USA.

      "cGMP" shall mean current good manufacturing practices of the FDA, as set forth in 21 C.F.R. Parts 210 and 211 and all applicable rules, regulations, guides and guidances.

      "CALENDAR QUARTER" shall mean each of the three (3) month periods during a calendar year starting on the first of January, April, July and October.

      "CHANGE OF CONTROL" shall mean, with respect to the applicable Party, an event where:

           (A) any Third Party (alone or together with such Third Party's Affiliates) or "group" (as such term is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended) (i) acquires beneficial ownership of capital stock of such Party entitling the holder(s) thereof to greater than fifty percent (50%) of the voting power of the then outstanding capital stock of such Party with respect to the election of directors of such Party, or (ii) otherwise actually controls or is in a controlling position with respect to the voting power of the then outstanding capital stock of such Party; or

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           (B) such Party consummates a merger, consolidation, reorganization or similar transaction or series of related transactions, whether direct or indirect, with another Third Party, alone or together with such Third Party's Affiliates (the "Acquiring Corporation"), in which: (i) such Party is not the surviving corporation in such transaction, (ii) the members of the Board of Directors of such Party prior to such transaction constitute less than one half of the members of the Board of Directors of the Acquiring Corporation following such transaction, (iii) greater than fifty percent (50%) of the voting power of the outstanding capital stock of the Acquiring Corporation with respect to the election of directors following such transaction is held by Third Parties who were shareholders of the Acquiring Corporation prior to such transaction, or
(iv)  such  Party  is  otherwise   effectively   controlled   by  the  Acquiring
Corporation, or

           (C) such Party sells to any Third Party(s) (alone or together with such Third Party's Affiliates) in one or more related transactions properties or assets representing greater than fifty percent (50%) of: (i) such Party's consolidated total assets as reflected on its most recent annual audited financial statements, provided that all or substantially all of the properties and assets used in connection with such Party's pharmaceutical business are included in such transaction(s), (ii) such Party's pharmaceutical business, or
(iii) such Party's consolidated operating income for the most recent fiscal year as reflected on its most recent annual audited financial statements.

Notwithstanding anything to the contrary in this definition, a Change of Control shall not be deemed to have occurred with respect to a Party where any acquisition, merger, consolidation, reorganization, sale or similar transaction occurs solely between such Party and any one or more of its Affiliates.

      "COGS AUDITOR" shall have the meaning set forth in Section 7.2(f).

      ** ******

      "COMMISSION" shall have the meaning set forth in Section 7.1.

      "COMPETITIVE GENERIC ENTRY EFFECTIVE DATE" shall mean ** ******

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      "COMPETITIVE  GENERIC ENTRY INITIAL  QUANTITY"  shall have the meaning set forth in Section 4.3(f).

      "COMPETITIVE GENERIC ENTRY SUPPLY TERM" shall have the meaning set forth in Section 4.2(a), subject to the provisions of Section 4.2(c).

      "COMPETITIVE GENERIC ENTRY SUPPLY TERMINATION DATE" shall have the meaning set forth in Section 4.2(a), subject to the provisions of Section 4.2(c).

      "COMPETITIVE GENERIC ENTRY TERRITORY" shall mean the USA.

      "COMPETITIVE  GENERIC ENTRY  ROYALTY"  shall have the meaning set forth in
Section 3.1.

      "CONFIDENTIAL INFORMATION" shall mean any and all confidential information regarding, related to, or associated with the Product, the Patents, the Royalty Reports, and this Agreement (including the terms and conditions hereof) that is disclosed by the Disclosing Party to the Recipient as of and after the Execution Date. Provided, however, that Confidential Information shall not include information which is: (i) at the time of disclosure is in the public domain;
(ii) after disclosure becomes part of the public domain, except through breach of this Agreement; (iii) the Recipient can demonstrate by reasonable proof was in its possession prior to the time of disclosure by the Disclosing Party hereunder, and was not acquired directly or indirectly from the Disclosing Party; or (iv) becomes available to Recipient from a Third Party who did not acquire such information directly or indirectly from the Disclosing Party and who is not otherwise prohibited from disclosing such information.

      ** ******

      "DISCLOSING PARTY" shall have the meaning set forth in Section 6.2(a).

      "EXECUTION DATE" shall be the date upon which this Agreement shall be mutually executed by authorized representatives of each Party, which date shall be that which is set forth in the Preamble.

      "FDA" shall mean the U.S. Food and Drug Administration, or any successor agency thereto.

      "GSK" shall have the meaning set forth in the Preamble.

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      "GSK PARTY" shall have the meaning set forth in Section 8.2.

      "GSK Supplied Product" shall mean all Products supplied to PAR (and its Affiliates) by GSK (and its Affiliates) pursuant to the provisions of this Agreement. It is understood that PAR shall have the right to require GSK to supply Product (other than PAR Product) to PAR under this Agreement in the same dosage forms as those marketed for commercial sale by GSK (or its Affiliates) in the relevant Territory.

      "NDA" shall mean a New Drug Application as defined in the U.S. Federal Food, Drug, and Cosmetic Act and all applicable regulations promulgated thereunder.

      "NDC" shall mean a National Drug Code.

      ** ****** In the event that PAR sells Product as part of a bundle or group sale with other products not covered by this Agreement, and PAR provides a discount, allowance or rebate to the purchaser of such products based on the invoiced prices for all products sold, such discount must be allocated pro rata based on the selling prices of such products before taking into account the discount, allowance or rebate on Product provided as part of such bundle.

      In the event that a Product is sold or otherwise commercially exploited by PAR in a manner such that the above means of calculating Net Sales is not possible or otherwise is inappropriate, the Parties agree to negotiate in good faith a reasonable mechanism for fairly calculating the "Net Sales" resulting from such sales or other commercial exploitation. Net Sales shall be determined using the accrual method of accounting in accordance with USA generally accepted accounting principles ("GAAP") applied in a consistent manner.

      "PAR" shall have the meaning set forth in the Preamble.

      "PAR PARTY" shall have the meaning set forth in Section 8.1.

      "PAR PRODUCT" shall mean any drug product containing Paroxetine Hydrochloride that may be approved under Pentech's ANDA No. 75-771, in the dosage sizes and containing the ingredients for which Pentech's ANDA seeks FDA approval as of the Execution Date (i.e., Paroxetine Hydrochloride capsules in 10 mg and 20 mg dosage sizes containing Paroxetine Hydrochloride solid solution supplied by Pentech with allegedly amorphous Paroxetine Hydrochloride active

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ingredient supplied by Asahi Glass Co., Ltd.), that is manufactured on behalf of
PAR by PAR Sublicensees.

      "PAR PRODUCT ACTION" shall have the meaning set forth in Section 5.9(c).

      "PAR SUBLICENSEE" shall have the meaning set forth in Section 2.3(e).

      "PATENTS" shall mean all patents in the applicable Territory and Japan including, without limitation, U.S. Patent No. 4,721,723, which are or become owned by GSK, or to which GSK otherwise has, now or in the future, the right to grant licenses, which cover the activities licensed to be carried out by PAR or its sublicensees, as relevant, under Sections 2.1 - 2.3 of this Agreement.

      "PAROXETINE HYDROCHLORIDE" shall mean (-)- TRANS -4 R -(4'-fluorophenyl)-3 S -[(3',4'-methylenedioxyphenoxy) methyl] piperidine hydrochloride.

      "PARTY OR PARTIES" shall have the meaning set forth in the Preamble.

      "PENTECH"   shall  mean  Pentech   Pharmaceuticals,   Inc.,   an  Illinois
corporation, having a place of business at 3315 Algonquin Road, Suite, 310, Rolling Meadows, Illinois 60008, USA.

      "PRIME RATE" shall mean the rate of interest that Citibank N.A. lists as its prime lending rate on the last day of the applicable Calendar Quarter, or if such rate is not available, the prime lending rate listed in the New York City, USA version of THE WALL STREET JOURNAL on the last day of the applicable Calendar Quarter.

      "PR INITIAL QUANTITY" shall have the meaning set forth in Section 4.3(f).

      "PR EFFECTIVE DATE" shall mean the date on which the U.S. District Court for the Northern District of Illinois enters the Proposed Order of Dismissal.

      "PR SUPPLY TERM" shall have the meaning set forth in Section 4.1(a), subject to the provisions of Section 4.1(b).

      "PR SUPPLY TERMINATION DATE" shall have the meaning set forth in Section 4.1(a), subject to the provisions of Section 4.1(b).

      "PR ROYALTY" shall have the meaning set forth in Section 3.1.

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      "PR TERRITORY" shall mean Puerto Rico.

      "PRODUCT" shall mean, collectively or individually, depending on context, the following drug products:

           (a) any tablet containing Paroxetine Hydrochloride that is A/B Rated to the product(s) approved under GSK's immediate release NDA No. 20-03 provided that such tablet is in a dosage form which is marketed for commercial sale by GSK (or its Affiliates) in the Competitive Generic Entry Territory; and

           ** ******

           (c) any PAR Product.

      For the avoidance of doubt, Product shall not include any controlled, sustained, or other prolonged or otherwise modified release form of Paroxetine Hydrochloride, or any oral suspension form of Paroxetine Hydrochloride.

      "PRODUCT CLAIMS" shall have the meaning set forth in Section 8.1.

      "PRODUCT ACTION" shall have the meaning set forth in Section 5.9(b).

      "PROPOSED ORDER OF DISMISSAL" shall mean that certain Agreed Motion to Dismiss among certain GSK Affiliates and Pentech, in the matter captioned SMITHKLINE BEECHAM CORPORATION AND BEECHAM GROUP, P.L.C. V PENTECH PHARMACEUTICALS, INC. AND ASAHI GLASS CO. LTD., CIVIL ACTION NOS. 00C 2855 AND 00C 5831 (N.D. ILLINOIS), and the Proposed Order of Dismissal that is sought thereby, the forms of which those parties have agreed to as of the Execution Date.

      "PUERTO RICO" shall mean the Commonwealth of Puerto Rico.

      "RECIPIENT" shall have the meaning set forth in Section 6.2(a).

      "ROYALTY" shall mean, collectively, the Competitive Generic Entry Royalty and the PR Royalty.

      "ROYALTY REPORT" shall have the meaning set forth in Section 3.3.

      "SETTLEMENT AGREEMENT" shall mean the Settlement Agreement, which is dated as of the Execution Date, among certain GSK Affiliates, PAR and Pentech, regarding the matter captioned SMITHKLINE BEECHAM CORPORATION AND BEECHAM GROUP,

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P.L.C. V PENTECH  PHARMACEUTICALS,  INC. AND ASAHI GLASS CO. LTD.,  CIVIL ACTION
NOS. 00C 2855 AND 00C 5831 (N.D. ILLINOIS).

      "SUPPLY TERM" shall mean, as applicable, the PR Supply Term, or the Competitive Generic Entry Supply Term.

      "TERM" shall have the meaning set forth in Section 7.1.

      "TERRITORY" shall mean, collectively, the PR Territory and the Competitive Generic Entry Territory.

      "THIRD   PARTY"   shall  mean  any   person,   corporation,   partnership,
associations, joint venture, trust or other entity other than PAR or GSK, or an Affiliate of either of them.

      "USA" shall mean the United States of America and its territories and possessions other than Puerto Rico.

      Section 1.2 The word "INCLUDING" or any variation thereof means "including without limitation" or any variation thereof and shall not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it.

                    ARTICLE II - INTELLECTUAL PROPERTY GRANTS

      Section 2.1 PR TERRITORY INTELLECTUAL PROPERTY GRANT.

           (a) Effective as of the PR Effective Date, GSK hereby grants to PAR, for the period comprising the PR Supply Term, a non-transferable license, with no right to grant sublicenses, under the Patents in the PR Territory, to offer for sale and sell GSK Supplied Product and PAR Product (made by PAR Sublicensees in accordance with Section 2.3(e)) to PAR's distributors and other customers only for the purpose of ultimate sale by such distributors and other customers to consumers in the PR Territory. For the avoidance of doubt, the Parties agree that the foregoing right of selling GSK Supplied Product and PAR Product in the PR Territory shall permit PAR to conduct all activities necessary for it to sell GSK Supplied Product and PAR Product to its distributors and other customers for the purpose of ultimate sale by such distributors and other customers to consumers in the PR Territory during the PR Supply Term, which activities would,

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but  for the  license  herein  granted,  infringe  one or  more of the  Patents;
provided, however, it is expressly understood that no rights to import, make, have made, or use the GSK Supplied Product and PAR Product in the PR Territory, and no rights to import, make, have made, use, sell or offer for sale the GSK Supplied Product and PAR Product in any other region of the world, are granted to PAR or its Affiliates in this Agreement, except as is otherwise set forth in Sections 2.2 and 2.3. The foregoing grant shall only be in effect for the period comprising the PR Supply Term and shall automatically terminate as of the PR Supply Termination Date.

           (b) Effective as of the PR Effective Date, (i) GSK hereby grants to PAR, for the period comprising the PR Supply Term, a non-transferable license, with no right to grant sublicenses, under the Patents in the Commercial Generic Entry Territory, ** ****** and (ii) GSK hereby grants to PAR, for the period comprising the PR Supply Term, a non-transferable license, with no right to grant sublicenses, under the Patents in the PR Territory, ** ******only for the purpose of ultimate sale by such distributors and other customers to consumers in the PR Territory. For the avoidance of doubt, the Parties agree that the foregoing rights ** ****** GSK Supplied Product in the Commercial Generic Entry Territory and the PR Territory shall permit PAR to conduct all activities necessary for it ** ****** for the purpose of ultimate sale by such distributors and other customers to consumers in the PR Territory during the PR Supply Term, which activities would, but for the license herein granted, infringe one or more of the Patents; provided, however, it is expressly understood that no rights to make, have made, sell, have sold, or use the GSK Supplied Product in the Competitive Generic Entry Territory and the PR Territory, and no rights to import, make, have made, use, sell or offer for sale the GSK Supplied Product in any other region of the world, are granted to PAR or its Affiliates in this Agreement, except as is otherwise set forth in Sections 2.1(a), 2.2 and 2.3. The foregoing grant shall only be in effect for the period comprising the PR Supply Term and shall automatically terminate as of the PR Supply Termination Date.

           (c) For the time period beginning on the PR Effective Date ** ****** unless this Agreement terminates or expires for any reason at an earlier date, the license granted in paragraph (a) of this Section shall be ** ****** For the

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avoidance of doubt,  the Parties hereby agree and  acknowledge  that ** ****** a license under the Patents to sell or offer for sale Product bearing any trademark other than Paxil(R) for the purpose of ultimate sale to consumers in the PR Territory during the PR Supply Term, ** ****** and for the further avoidance of doubt, the Parties agree that ** ****** all rights to make, have made, use, sell to its distributors and other customers, offer for sale to its distributors and other customers and import Product (other than PAR Product) in the PR Territory during the term of the Agreement and all rights to make, have made, use, sell, offer for sale and import any other dosages or forms containing Paroxetine Hydrochloride in any form, including any salt, hydrate or anhydrate form during the PR Supply Term.

           ** ******

      Section 2.2  COMPETITIVE  GENERIC ENTRY  TERRITORY  INTELLECTUAL  PROPERTY
                   GRANT.

           (a) Effective as of the Competitive Generic Entry Effective Date, GSK hereby grants to PAR, for the period comprising the Competitive Generic Entry Supply Term, a non-transferable license, with no right to grant sublicenses, under the Patents in the Competitive Generic Entry Territory, to offer for sale and sell GSK Supplied Product and PAR Product (made by PAR Sublicensees in accordance with Section 2.3(e)) to PAR's distributors and other customers only for the purpose of ultimate sale by such distributors and other customer to consumers in the Competitive Generic Entry Territory. For the avoidance of doubt, the Parties agree that the foregoing right of selling GSK Supplied Product and PAR Product in the Competitive Generic Entry Territory shall permit PAR to conduct all activities necessary for it to sell GSK Supplied Product and PAR Product to its distributors and other customers for the purpose of ultimate sale by such distributors and other customer to consumers in the Competitive Generic Entry Territory during the Competitive Generic Entry Supply Term, which activities would, but for the license herein granted, infringe one or more of the Patents; PROVIDED, HOWEVER, no rights to import, make, have made or use GSK Supplied Product and PAR Product in the Competitive Generic Entry Territory, and no rights to import, make, have made, use, sell or offer for sale the GSK Supplied Product and PAR Product in any other region of the world, are granted to PAR or its Affiliates in this Agreement, except as is otherwise set forth in Sections 2.1 and 2.3. In the event the Competitive Generic Entry Supply Term is

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suspended  pursuant to Section  4.2(b),  the foregoing  license  grant,  and the
Competitive Generic Entry Supply Term shall also automatically be suspended for the entirety of such suspension period, and in the event such suspension is lifted pursuant to Section 4.2(b), the foregoing grant shall automatically be reinstated. The foregoing license grant shall only be in effect for the period comprising the Competitive Generic Entry Supply Term and shall automatically terminate as of the Competitive Generic Entry Supply Termination Date.

           (b) For the time period beginning on the Competitive Generic Entry Effective Date and continuing until the 723 Patent Termination Date, if the Competitive Generic Entry Term begins by that date and unless this Agreement terminates or expires for any reason at an earlier date, the license granted in paragraph (a) of this Section shall be ** ****** For the avoidance of doubt, the Parties hereby agree and acknowledge that ** ****** a license under the Patents to sell or offer for sale Product bearing any trademark other than Paxil(R) for the purpose of ultimate sale to consumers in the Competitive Generic Entry Territory during the Competitive Generic Entry Supply Term but not beyond the 723 Patent Termination Date; and for the further avoidance of doubt, the Parties agree that ** ****** all rights to make, have made, use, sell to its distributors and other customers, offer for sale to its distributors and other customers and import Product (other than PAR Product) in the Competitive Generic Entry Territory during the term of the Agreement, and all rights to make, have made, use, sell, offer for sale and import any other dosages or forms containing Paroxetine Hydrochloride in any form, including any salt, hydrate or anhydrate form during the Competitive Generic Entry Supply Term.

           ** ******

      Section 2.3   PAR PRODUCT INTELLECTUAL PROPERTY GRANT

           (a) Effective as of the PR Effective Date, GSK hereby grants to PAR, for the period comprising the PR Supply Term, a non-transferable license, with no right to grant sublicenses, under the Patents in the PR Territory to ** ****** PAR Product made by PAR Sublicensees in accordance with Section 2.3(e), provided that such PAR Product is only used by PAR for sale or for offer for sale in accordance with the license granted to PAR under Section 2.1(a). The

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foregoing grant shall only be in effect for the period  comprising the PR Supply
Term and shall automatically terminate as of the PR Supply Termination Date.

           (b) Effective as of the Competitive Generic Entry Effective Date, GSK hereby grants to PAR, for the period comprising the Competitive Generic Entry Supply Term, a non-transferable license, with no right to grant sublicenses, under the Patents in the Competitive Generic Entry Territory to ** ****** PAR Product made by PAR Sublicensees in accordance with Section 2.3(e), provided that such PAR Product is only used by PAR for sale or for offer for sale in accordance with the license granted to PAR under Section 2.2(a). The foregoing grant shall only be in effect for the period comprising the Competitive Generic Entry Supply Term and shall automatically terminate as of the Competitive Generic Entry Supply Termination Date. ** ****** The foregoing license grant shall only be in effect for the period comprising the Competitive Generic Entry Supply Term and shall automatically terminate as of the Competitive Generic Entry Supply Termination Date.

           (c) For the time period beginning on the PR Effective Date ** ****** unless this Agreement terminates or expires for any reason at an earlier date, the license granted in paragraph (a) of this Section shall be ** ****** For the time period beginning on the Competitive Generic Entry Effective Date ** ****** and unless this Agreement terminates or expires for any reason at an earlier date, the license granted in paragraph (b) of this Section shall be ** ****** For the avoidance of doubt, the Parties hereby agree and acknowledge that ** ****** a license under the Patents to import PAR Product made by PAR
Sublicensees in accordance with Section 2.3(e) into the PR Territory or Competitive Generic Entry Territory, whichever is applicable, ** ****** and for the further avoidance of doubt, the Parties agree that ** ****** all rights to make, have made, use, sell to its distributors and other customers, offer for sale to its distributors and other customers, and import Product (other than PAR Product) in the PR Territory and the Competitive Generic Entry Territory, whichever is applicable, during the term of the Agreement, and all rights to make, have made, use, sell, offer for sale and import any other dosages or forms containing Paroxetine Hydrochloride in any form, including any salt, hydrate or anhydrate form.

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           ** ******

           (e) Effective as of the PR Effective Date, GSK hereby grants to PAR, for the period comprising the PR Supply Term, a non-transferable license, with no right to grant sublicenses except as set forth in this Section 2.3(e), under the Patents in the Competitive Generic Entry Territory ** ****** in the Competitive Generic Entry Territory to ** ****** for the sole purpose of enabling ** ****** With respect to such capsules, PAR may only utilize them as follows: (i) during the PR Supply Term - ** ****** the PR Territory in accordance with the license granted to PAR under Section 2.3(a) and sell the capsules or offer them for sale in accordance with the license granted to PAR under Section 2.1(a); or (ii) during the Competitive Generic Entry Supply Term ** ****** the Competitive Generic Entry Territory in accordance with the license granted to PAR under Section 2.3(b) and sell the capsules or offer them for sale in the Competitive Generic Entry Territory in accordance with the license granted to PAR under Section 2.2(a). ** ****** shall be known as a PAR Sublicensee, and the following shall be applicable with respect to each of them:

                (i) ** ******

                (ii) ** ******

                (iii) ** ******

                (iv) ** ******

                (v) ** ******

                (vi) ** ******

                (vii) ** ******

           The foregoing ** ******

           For the time period beginning on the PR Effective Date ** ****** unless this Agreement terminates or expires for any reason at an earlier date, the license granted in this paragraph (e) with regard to capsules for sale in the PR Territory shall be ** ****** For the time period beginning on the Competitive Entry Effective Date ** ****** unless this Agreement terminates or

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expires for any reason at an earlier date, the license granted in this paragraph
(e) with regard to capsules for sale in the Competitive Generic Entry Territory shall be ** ****** For the avoidance of doubt, the Parties hereby agree and acknowledge that ** ****** in the Competitive Generic Entry Territory ** ****** PAR Product during the PR Supply Term or Competitive Generic Entry Supply Term, as applicable, ** ******

           ** ******


      Section 2.4. Nothing in this Agreement shall be deemed or implied to be, and the Parties disclaim all implied rights to, the grant by any of the Parties to the other Party of any right, title or interest in any Product, intellectual property rights (including the Patents), any formulation technology or know-how, manufacturing technology or know-how, operating procedures, marketing materials or strategies, intangibles, material or proprietary rights of the other except as are expressly set forth in this Agreement.

      Section 2.5 PAR hereby agrees and acknowledges that the licenses granted to PAR by GSK pursuant to Sections 2.1 through 2.3 hereof, shall not, in any way whatsoever, give or grant PAR any rights to make, have made, import or sell PAR Product approved under any GSK NDA, including, GSK's NDA Nos. 20-03 and 20-885.

                             ARTICLE III - PAYMENTS

      Section 3.1 ROYALTY PAYMENTS. In consideration of the rights and the licenses granted by GSK to PAR under this Agreement and in consideration for GSK supplying PAR with the GSK Supplied Product in the Territories under the terms and conditions of this Agreement, PAR shall make the following royalty payments to GSK:

      ** ******

      Section 3.2. ROYALTY OBLIGATION EFFECTIVE, SUSPENSION AND TERMINATION DATES. PAR's PR Royalty obligation shall automatically become effective in the PR Territory as of the Effective Date, and PAR's Competitive Generic Entry Royalty obligation shall automatically become effective in the Competitive Generic Entry Territory as of the Competitive Generic Entry Effective Date.

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PAR's  Royalty  obligations  to  GSK in the  PR  Territory  shall  automatically terminate as of the PR Supply Termination Date, provided that PAR shall notify GSK of the amount of Product PAR and its Affiliates then have on hand, the sale of which would, but for the termination, be subject to Royalties, and PAR and its Affiliates shall thereupon be permitted to sell that amount of Product in accordance with the provisions of its license under this Agreement in the PR Territory, provided that PAR shall pay the Royalties thereon at the time herein provided for, and subject to the provisions of this Agreement. PAR's Royalty
obligations  to  GSK  in  the   Competitive   Generic  Entry   Territory   shall
automatically terminate as of the Competitive Generic Entry Supply Termination Date. In the event the Competitive Generic Entry Supply Term is suspended pursuant to Section 4.2(b), PAR's Competitive Generic Entry Royalty obligation shall also automatically be suspended and shall not be in effect for such suspension period, provided that PAR shall notify GSK of the amount of Product PAR and its Affiliates then have on hand, the sale of which would, but for the termination, be subject to Royalties, and PAR and its Affiliates shall thereupon be permitted to sell that amount of Product in accordance with the provisions of its license under this Agreement in the Competitive Generic Entry Territory, provided that PAR shall pay the Royalties thereon at the time herein provided for, and subject to the provisions of this Agreement. In the event such suspension is lifted pursuant to Section 4.2(b), PAR's Competitive Generic Entry Royalty obligation shall automatically be reinstated. Notwithstanding the foregoing, GSK shall be entitled to receive from PAR all Royalties accrued prior to any suspension or termination, as applicable, of the foregoing Royalty obligations.

      Section 3.3 NET SALES REPORTING AND PAYMENT. Within ** ****** days after the end of each Calendar Quarter in which a sale of Product has been made by PAR in the PR Territory or the Competitive Generic Entry Territory (and within ** ****** days after the date this Agreement is terminated for any reason or the date this Agreement expires, as applicable), PAR shall submit to GSK a written report (the "Royalty Report") containing the following information regarding such preceding Calendar Quarter: an itemized accounting and calculation of the total Net Sales of Product (including a break-down of PAR Product and GSK Supplied Product sales figures) sold by PAR during such preceding Calendar Quarter in each Territory and the amount of any Royalty due GSK on such Net

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Sales, and such report shall include information in sufficient detail reasonably necessary for GSK to confirm the accuracy of the amount of the Royalties due GSK, if any, during such preceding Calendar Quarter. All such Royalty Reports
shall  be  considered  GSK  Confidential   Information   under  this  Agreement.
Concurrent with the submission of a Royalty Report to GSK, PAR shall also remit payment to GSK of any and all Royalties due GSK for such preceding Calendar Quarter in the Territories.

      Section 3.4 LATE PAYMENTS. Any Royalty payment due GSK from PAR that is not paid on or before the date such payment is due under this Agreement shall bear interest at a rate ** ******

      Section 3.5 METHOD OF PAYMENT. PAR shall make all Royalty payments to GSK in lawful money of the United States by electronic transfer to an account designated by GSK, or by such other means as may be agreed in advance by both Parties.

      Section 3.6 TAXES. All taxes and duties (and any related penalties or interest) imposed on any payment by PAR to GSK ** ****** PAR and GSK shall bear sole responsibility for payment of compensation to their respective personnel, employees or subcontractors and for all employment Taxes and withholding with respect to such compensation pursuant to Applicable Law.

      Section 3.7 RECORDS. PAR shall keep and require its Affiliates to keep complete and accurate records of all sales of Product under the licenses granted herein pursuant to Section 5.7.

      Section 3.8 AUDIT. Upon the written request of GSK (but not more frequently than once per calendar year), GSK shall have the right, during the term of this Agreement and for one year thereafter, to have an independent certified public accountant or like individual reasonably acceptable to PAR (the "Auditor") inspect PAR's records for the preceding ** ****** years for the purpose of determining the accuracy of PAR's Royalty Reports and the associated Royalty payments made to GSK under this Agreement. ** ******

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                               ARTICLE IV - SUPPLY

      Section 4.1 PR SUPPLY TERM.

           (a) Effective as of the PR Effective Date, GSK shall use its commercially reasonable efforts to supply PAR with its entire commercial requirements of GSK Supplied Product for sale to PAR's distributors and other customers in the PR Territory pursuant to the provisions of this Agreement, including those provisions regarding the timing of such supply. PAR shall use its commercially reasonable efforts to sell Product to its distributors and other customers in the PR Territory pursuant to the terms hereof as of the PR Effective Date. Such supply obligation shall cease as of the earlier of: ** ****** The period between the PR Effective Date and the PR Supply Termination Date shall be referred to herein as the "PR Supply Term".

           ** ****** Notwithstanding anything to the contrary, the PR Supply Term shall automatically terminate as of the earlier of the date upon which this Agreement terminates or expires for any reason.

      Section 4.2 COMPETITIVE GENERIC ENTRY SUPPLY TERM.

           (a) Effective as of the Competitive Generic Entry Effective Date, GSK shall use its commercially reasonable efforts to supply PAR with its entire commercial requirements of GSK Supplied Product for sale to its distributors and other customers in the Competitive Generic Entry Territory pursuant to the terms of this Agreement, including those provisions regarding the timing of such supply. PAR shall use its commercially reasonable efforts to sell Product to its distributors and other customers in the Competitive Generic Entry Territory pursuant to the terms hereof as of the Competitive Generic Entry Effective Date. Such supply obligation shall cease as of the earlier of: ** ****** The period between the Competitive Generic Entry Effective Date and the Competitive Generic Entry Supply Termination Date shall be referred to herein as the "Competitive Generic Entry Supply Term".

           (b) The Competitive Generic Entry Supply Term shall be automatically suspended ** ****** the suspension of the Competitive Generic Entry Supply Term shall be automatically lifted and GSK shall resume supplying PAR with GSK Supplied Product, and PAR shall resume selling Product to its distributors and

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other customers in the Competitive Generic Entry Territory pursuant to the terms hereof until the Competitive Generic Entry Supply Termination Date. The suspension mechanism set forth in this Section 4.2(b) may, if applicable, be triggered multiple times during the Competitive Generic Entry Supply Term, and any suspension of the Competitive Generic Entry Supply Term shall not extend the Competitive Generic Entry Supply Term beyond the Competitive Generic Entry Supply Termination Date.

               ** ****** Notwithstanding anything to the contrary, the Competitive Generic Entry Supply Term shall automatically terminate as of the earlier of the date upon which this Agreement terminates or expires for any reason.

         Section 4.3  SUPPLY TERMS.

               ** ******

               (b) SPECIFICATIONS AND SUPPLY. GSK hereby warrants that all GSK Supplied Product shall be in fully finished form, labeled and packaged for supply to the ultimate consumer. GSK warrants that all GSK Supplied Product shall meet the applicable specifications and requirements set forth in SCHEDULE 4.3(B) hereto. GSK further warrants that all GSK Supplied Product shall be white in color and embossed with the PAR logo, provided, however, ** ******

               (c)    ORDERING/FORECASTING.

                      (i) Except as is set forth below with regard to the PR Initial Quantity and the Competitive Generic Entry Initial Quantity, at least ** ****** days prior to the start of each Calendar Quarter, PAR shall provide GSK with a written estimate of the quantities of GSK Supplied Product it requires during such Calendar Quarter and the next ** ****** Calendar Quarters in each applicable Territory. Each of such quarterly estimates shall contain an update of the immediately preceding estimate with respect to the final ** ****** Calendar Quarters referred to in such preceding estimate. PAR shall place its firm order with GSK for its GSK Supplied Product requirements at least ** ****** in advance of the start of each Calendar Quarter, and PAR shall include with each firm order a purchase order covering the quantities contained in such firm

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order.  GSK shall respond within ** ******  Business Days to such firm order, in the event GSK responds other than accepting the firm order, the Parties shall cooperate and use good faith efforts to meet as closely as reasonably possible the schedule for delivery specified in the firm order, provided such schedule is subject to the provisions of subsection (ii) below. ** ******

                      (ii) Each purchase order shall specify a delivery date. The specified delivery date shall be at least ** ****** after the date of the purchase order. Should a purchase order call for shipment of quantities of GSK Supplied Product in excess of ** ****** of the immediately preceding estimated requirements previously provided to GSK, GSK will use its commercially reasonable efforts, but shall not be obligated, to ship that portion of excess by the dates instructed by PAR; provided, however, in no event shall GSK (or its Affiliates) have any obligation to forego manufacture of any GSK (or its Affiliates') products on common equipment that would have a material adverse consequence to GSK business in order to deliver GSK Supplied Product to PAR in excess of the preceding estimated requirements. Notwithstanding anything to the contrary, PAR's firm orders for GSK Supplied Product from GSK shall be in full batch quantities or full multiples thereof as specified in SCHEDULE 4.3(B) with regard to specific dose sizes.

                      ** ******

               (d) ADDITIONAL PR TERRITORY ORDERING REQUIREMENTS. With regard to orders submitted by PAR to GSK for GSK Supplied Product to be sold in the PR
Territory:


                      (i) Attached hereto as SCHEDULE 4.3(D), is PAR's first estimate of its requirements of GSK Supplied Product for the PR Territory for the four (4) Calendar Quarters following the PR Effective Date and such estimate ** ****** and

                      (ii) After the first written estimate set forth in Subparagraph (i) above, each of such quarterly estimates shall contain an update of the immediately preceding quarterly estimate with respect to the final ** ****** Calendar Quarters referred to in such preceding estimate, and shall include market information for the PR Territory that is reasonably deemed

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accurate  and reliable by GSK in order to justify the  requirements  outlined in such estimate; and


               (e) AUDIT RIGHTS. GSK shall have the right, at its own cost, to audit Product prescriptions by patients in each of the PR Territory and the Competitive Generic Entry Territory. In the event that GSK determines that PAR's supply of Product exceeds the quantity of Product prescriptions in the applicable Territory ** ****** GSK shall have the right to deduct such excess quantity from PAR's future supply requirements for GSK Supplied Product in the applicable Territory. In the event PAR disagrees such GSK deduction, it shall so notify GSK of the reasons for its disagreement, in writing, and the Parties shall use good faith efforts to attempt to resolve such dispute in a timely manner.

               (f)    INITIAL QUANTITY.

                      (i)    The PR Initial Quantity shall equal ** ******

                      (ii) The Competitive Generic Entry Initial Quantity shall equal ** ****** of Product ** ****** it being understood that GSK shall supply ** ****** of Product ** ****** later.

                      (iii) As soon as is reasonably possible after the PR Effective Date, GSK shall supply to PAR the PR Initial Quantity of the GSK Supplied Product for sale in the PR Territory pursuant to the provisions of this Agreement. GSK shall use its reasonable efforts, based upon reliable and publicly available information that the Competitive Generic Entry Effective Date appears imminent, ** ****** GSK hereby agrees to use its reasonable efforts to,** ****** GSK and PAR shall reasonably co-operate in organizing the logistics of such shipping of the Competitive Generic Entry Initial Quantity, and such co-operation shall include PAR providing GSK with all information necessary for GSK to make such shipments.

                      (iv) GSK and PAR shall use their commercially reasonable efforts to make all reasonable manufacturing preparations to enable GSK to be able to meet the obligations set forth in subsection (iii) above, and as of the Execution Date, GSK and PAR shall exercise their reasonable efforts, and shall co-operate with each other, to obtain all necessary certifications, permits and other registrations required pursuant to Applicable Law to enable GSK to manufacture and supply, and PAR to sell, the GSK Supplied Product pursuant to the provisions of this Agreement.

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                      (v) With  regard to the  initial  quantities  set forth in subsections (i) and (ii) above, within ten (10) Business Days after the Execution Date, PAR shall submit to GSK, in writing, a breakdown of the applicable dosage forms of such initial quantities.

                      ** ******

               (g) LABELING. After receipt from GSK, PAR and its Affiliates shall not alter or in any way change the labels, package inserts or trade dress of any GSK Supplied Product supplied to it by GSK, and shall require its customers to expressly undertake this same obligation. The labels on each bottle of Product (including PAR Product), to the extent permitted by Applicable Law, will expressly state that the Product contained therein is licensed only for ultimate use by patients residing in the applicable Territory, and any other sale or use is not licensed under GSK's patents and will be considered an infringement of GSK's intellectual property rights. All GSK Supplied Product and PAR Product labels, package inserts or trade dress shall be approved in advance by GSK and shall comply with Applicable Law (including the terms of the applicable Product's NDA). Except with respect to information provided to GSK by PAR, GSK shall be responsible for ensuring the accuracy of all information contained on all GSK labels and labeling for the GSK Supplied Products and for the compliance of all such labels and labeling with Applicable Law. Should PAR desire or be required to make any change in any such labels or labeling, PAR shall be responsible for the updating of all artwork and text associated with such change and providing such changes to GSK. GSK shall make all necessary arrangements for such changed labels or labeling to be printed and shall provide to PAR printer's proofs for PAR's review. PAR shall, within two (2) weeks of receipt of said printer's proofs, either provide GSK any necessary corrections thereto or notify GSK of its approval of such proofs. PAR shall reimburse GSK for the cost of making such corrections and of preparing the proofs of such new labels or labeling, as well as all other costs associated with such new labels or labeling. If a change of labels or labeling requested by PAR results in obsolete inventory of former labels or labeling that GSK cannot otherwise use, PAR shall reimburse GSK for the direct costs of up to six (6) months of inventory of such obsolete labels or labeling.

               (h) MANUFACTURING. GSK may manufacture ** ****** All GSK Supplied Product shall be manufactured and supplied to PAR in compliance with Applicable Law, including cGMP standards. ** ******

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All PAR Product shall be  manufactured  and supplied to PAR in  compliance  with
Applicable  Law,  including  cGMP  standards,   in  FDA  approved  manufacturing
facilities.


               (i) DELIVERY. GSK shall deliver to PAR all such GSK Supplied Product as may be ordered by PAR under a purchase order issued to GSK pursuant to this Agreement ** ****** Nothing herein shall be construed as limiting the Parties' ability to mutually agree in writing to any adjustment to a delivery date without any modification to a then outstanding purchase order or order forecast. GSK shall provide a certificate of analysis to PAR for each lot of GSK Supplied Product shipped to PAR.

               (j) REJECTION. Within ** ****** days of receipt of any GSK Supplied Product, PAR may perform appropriate samplings and inspections to determine whether the GSK Supplied Product meets the applicable specifications set forth in SCHEDULE 4.3(B). Any GSK Supplied Product not refused by PAR within ** ****** days of receipt of shipment shall be deemed accepted by PAR. If PAR wishes to refuse acceptance, PAR shall within such ** ****** days' time, inform GSK in writing of its refusal to accept the batch(s), and the reasons therefor. In the event that PAR refuses or revokes acceptance, GSK, upon confirmation of the reasons for refusal of the GSK Supplied Product, shall use its reasonable efforts to replace the defective GSK Supplied Product. If GSK and PAR do not agree on the refusal or rejection of GSK Supplied Product, then either Party may refer the matter for final analysis to a specialized laboratory of national reputation acceptable to both Parties for the purpose of determining the results. Any determination by such laboratory shall be binding upon both Parties. The cost of any such testing and evaluation by an independent third party shall be borne by PAR if it is determined that the Product conforms to the requirements of this Agreement, and by GSK if determined that it does not.


        Section 4.4

               (a) COVENANTS. PAR hereby agrees, represents and covenants that it shall, and it shall ensure that its Affiliates likewise agree, represent and covenant, for the Term:

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                      (i)    not seek or accommodate customers, or establish any
branch or maintain any distribution depot, for Product outside the applicable Territory;

                      (ii) impose, as an essential condition of doing business, upon its Third Party distributors and other customers for Product in the applicable Territory contractual obligations not to seek or accommodate customers, or establish any branch or maintain any distribution depot, for the Product outside of the applicable Territory;

                      (iii) restrict its marketing, promotion, advertisement, sale and distribution of the Product solely within the applicable Territory, in accordance with the Applicable Laws, and PAR shall impose, as an essential condition of doing business, upon its distributors and other customers a contractual obligation to observe the same;

                      (iv) not sell, market, promote, advertise, or distribute the Product outside the applicable Territory, and PAR shall impose, as an essential condition of doing business, upon its distributors and other customers a contractual obligation to observe the same;

                      (v) not knowingly, directly or indirectly, sell Product to any Third Party in the Territory for resale outside the applicable Territory; and

                      (vi) not sell Product via the Internet, or sell Product via mail order outside of the PR Territory prior to the Competitive Generic Entry Effective Date, or sell Product via mail order outside of the PR Territory and Territory after the Competitive Generic Entry Effective Date, and PAR shall impose, as an essential condition of doing business, upon its distributors and other customers a contractual obligation to observe the same; and

                      (vii) except as is otherwise expressly provided for in this Agreement, ** ******

The foregoing constitute certain of the essential obligations undertaken by PAR hereunder (and with regard to PAR's distributors and other customers, via the applicable contractual obligation), and the violation of, or non-compliance with, any of the foregoing shall constitute a breach of such essential provisions and this Agreement and thereby entitle GSK to exercise all rights

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available to it under this Agreement and pursuant to Applicable  Law,  including the termination of this Agreement. In addition to the foregoing, PAR shall (i) exercise its reasonable commercial efforts to ensure its distributors and customers do not ship, sell or otherwise distribute Product for ultimate use by patients outside the Commercial Generic Entry Territory, and (ii) exercise its reasonable commercial efforts to ensure its distributors and customers do not ship, sell or otherwise distribute Product for ultimate use by patients outside the PR Territory.

               (b) With regard to the PR Territory, ** ****** subject to the terms and conditions of this Agreement.

        Section 4.5   PHARMACOVIGILANCE.

               (a) PAR shall promptly notify GSK (with such notice made to the contact listed below) of all information coming into its possession concerning adverse event or pregnancy reports associated with commercial or clinical uses, studies, investigations or tests with GSK Supplied Product (animal or human), throughout the world, whether or not determined to be attributable to GSK Supplied Product within the scope of 21 C.F.R. ss. 14.80(c)(iii) ("Adverse Event Reports"), and PAR shall transmit such Adverse Event Reports to GSK so that they are received by GSK within two (2) Business Days after receipt by PAR, or such other reporting period as may be required by Applicable Law. GSK shall promptly notify PAR of any Adverse Event Reports that require the cessation or substantial alteration of the activities contemplated under this Agreement. Also, GSK will notify PAR in writing of any GSK Supplied Product labeling change requirements pursuant to Applicable Law. Such notification shall be made within a reasonable time period after such GSK Supplied Product labeling change is made. PAR shall submit all Adverse Event Reports to:

               Post Marketing Group
               GlaxoSmithKline
               Upper Providence
               FAX no: (610) 917- 4826


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               Contact:      Christina Cauterucci
                             Director - Post Marketing Group (Upper Providence) Global Clinical Safety and Pharmacovigilance
                             (610) 917- 4794; or


                             Heidi Cunning
                             Director - Quality Management (Upper Providence) Global Clinical Safety and Pharmacovigilance
                             (610) 917-5747)

               (b) GSK shall be responsible for processing and submitting to the applicable authorities or agencies all Adverse Event Reports and Product complaint reports regarding GSK Supplied Product. GSK and PAR will collaborate in good faith in developing procedures for providing to GSK any information coming into PAR's possession concerning adverse events or Product complaints with GSK Supplied Product.

               (c)    For the avoidance of doubt,  the Parties agree that GSK **
******

              ARTICLE V - REPRESENTATIONS, WARRANTIES AND COVENANTS

        Section 5.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each of GSK and PAR hereby represent, warrant and covenant to the other Party as of the Execution Date, as follows:

               (a) It is an entity duly organized, validly existing and is in good standing under the laws of its jurisdictions of formation, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.

               (b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of its stockholders, (ii) violate any provision of any Applicable Law or any provision of its certificate of incorporation, by-laws or other founding document, or (iii) result in a breach of or constitute a default

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under  any  material  agreement,  mortgage,  lease,  license,  permit  or  other instrument or obligation to which it is a party or by which it or its properties may be bound or affected.

               (c) It is not currently debarred, suspended or otherwise excluded by any government agency from receiving government contracts, nor is it or any of its employees disbarred under the applicable provisions of the Food, Drug, and Cosmetic Act.

               (d) It is not under any obligation to any Third Party, or entity, contractual or otherwise, that is conflicting or inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder.

               (e) This Agreement is a legal, valid and binding obligation enforceable against it in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, affecting creditor's rights generally.

        Section 5.2 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties and covenants contained in this Article V shall survive the execution, delivery and performance of this Agreement by the Parties.

        Section 5.3   REPRESENTATIONS/COVENANTS.

               (a) Each Party hereby agrees, represents and covenants it shall perform all of its respective obligations, responsibilities and duties under this Agreement in full compliance with all Applicable Law, and in no event shall either Party be required to conduct any activities or undertake any actions hereunder that are contrary to Applicable Law.

               (b) PAR agrees, represents and covenants it shall cause its employees responsible for the distribution, sale or promotion of Product in the Territories to comply with all Applicable Laws regarding the promotion and marketing of Product, including, but not limited to, with respect to the U.S. Federal Food, Drug and Cosmetics Act of 1938, as amended, and the Prescription Drug Marketing Act of 1987, as amended.

               (c) Each of GSK and PAR agrees, represents and covenants it shall cause its employees responsible for the supply, distribution, sale or

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promotion of Product in the  Territories  to act in accordance  with the highest standards of the industry and in a professional, ethical and lawful manner and consistent with the same diligence used with regard to other Products marketed by GSK and PAR, respectively.

               (d)    PAR agrees, represents and covenants it shall use its best efforts to ensure that its employees responsible for the distribution, sale or promotion of Product in the Territories shall not make any statement, representation or warranty, oral or written, to any Third Party concerning use of Product that is inconsistent with, or contrary to, the then-applicable approved FDA labeling for Product.

               (e) GSK agrees, represents, and covenants that it shall manufacture GSK Supplied Product in accordance with cGMP.

               (f) GSK agrees, represents, and covenants that it shall manufacture GSK Supplied Product in accordance with its specifications in its NDA(s) for Product.

               (g) GSK agrees, represents, and covenants that it shall, within five (5) Business Days after GSK's receipt thereof, inform PAR of any adverse manufacturing notice to GSK affecting the manufacture of GSK Supplied Product including an FDA Form 483 warning letter, a consent decree, or other regulatory action.

               (h) Each of GSK and PAR hereby agrees, represents, and covenants to the other Party that it has not since February 26, 2003 entered, and will not after the Execution Date enter, into any obligation to any Third Party, contractual or otherwise, that is conflicting or inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder.

               (i) GSK shall not, during the Term, withdraw its NDA Nos. 20-03 or 20-885, provided, however, GSK shall be entitled to withdraw such NDAs:
(i) pursuant to an FDA (or other regulatory agency) request, advisory or order to withdraw such NDAs; or (ii) or upon a good faith determination by GSK or the FDA (or other regulatory agency) that the applicable Product is not safe, or effective for use in accordance with the approved label.

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        Section 5.4 PAR hereby  acknowledges  and agrees that,  except as is set forth in Section 2.3(e), it may not sublicense, subcontract, or delegate to any Third Party all or part of the rights and obligations of PAR under this Agreement, and shall not grant any Third Party any rights to market, promote, advertise, distribute or sell the Product, except as is explicitly set forth herein.

        Section 5.5 Notwithstanding anything in this Agreement to the contrary, the Parties acknowledge and agree that no rights are conveyed to PAR under this Agreement with respect to distributing, marketing, selling or promoting the Product as non-prescription drugs in the over-the-counter market or any other market, and PAR further acknowledges and agrees that neither it nor any of its Affiliates shall engage in any marketing, promotion, advertisement, sale or distribution of Product as non-prescription drugs in the over-the-counter market or any other markets.

        Section 5.6 PAR hereby acknowledges and agrees that, except as is expressly set forth herein, nothing in this Agreement shall grant to PAR any rights to any new formulations, indications, dosages, forms of administration or other presentations of Product at any time derived or developed by or on behalf of GSK (or its Affiliates), or any other Product, compound or molecule owned or controlled by GSK (or its Affiliates).

        Section 5.7 Each of GSK and PAR shall keep complete and accurate written records of all of its activities associated with or regarding this Agreement to the extent commercially reasonably possible. All such applicable records shall be maintained by GSK or PAR, as applicable, for the period required by Applicable Law or a period of ** ****** years from the date of the record's creation, whichever is longer.

        Section 5.8   REGULATORY MATTERS.

               (a) GSK shall obtain, maintain, or shall cause to be obtained or maintained, all regulatory and governmental permits, licenses and approvals for the GSK Supplied Product supplied to PAR that are necessary for GSK to manufacture and ship the GSK Supplied Product to PAR in accordance with the terms of this Agreement and Applicable Law. GSK warrants that it has an FDA

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approved NDA(s) and Drug Master File(s) for the GSK Supplied  Product,  and that it has appropriate registrations, approvals, facilities and the ability to manufacture the GSK Supplied Product in accordance with cGMPs and Applicable Law. In addition to fulfilling other regulatory requirements pursuant to Applicable Law, PAR shall obtain its own labeler code and its own NDC for use in connection with the sale of Product pursuant to the terms and conditions of this Agreement, and will promptly provide such information to GSK as needed for inclusion on the Product labeling.

               (b) During the Term of this Agreement, GSK will be responsible for any required reporting of matters regarding the manufacture, integrity, and conformance to specifications of GSK Supplied Product for PAR to the FDA in accordance with Applicable Law. GSK shall furnish copies of such reports to PAR within ** ****** Business Days of submission to FDA. GSK shall also advise PAR within ** ****** Business Days of any occurrences or information that arise out of GSK's manufacturing activities that have or could reasonably be expected to have adverse regulatory compliance or reporting consequences concerning any of the GSK Supplied Product previously supplied to PAR.

               (c)    GSK shall be  responsible  for handling and  responding to any FDA or other governmental agency inspections with respect to the manufacture of the GSK Supplied Product supplied to PAR during the Term. GSK shall provide to PAR any information reasonably requested by PAR (subject to any confidentiality restrictions or obligations to which GSK is subject) and all information requested by any governmental agency in connection with any governmental inspection related to the GSK Supplied Product supplied to PAR.

               (d)    For the avoidance of doubt,  the Parties agree that GSK **
******

        Section 5.9.  BUSINESS OPERATIONS.

               (a) PRODUCT COMPLAINTS. GSK shall have the sole right and responsibility in the Territories for: (i) responding to GSK Supplied Product quality complaints relating to GSK Supplied Product. PAR shall within two (2) Business Days after receiving a Product quality complaint relating to GSK Supplied Product, refer any such Product quality complaints it receives regarding GSK Supplied Product to GSK. GSK and PAR shall collaborate in

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developing procedures for providing information on Product quality complaints to
PAR for response.

               (b) RECALLS,   WITHDRAWALS,   FIELD   ALERTS   AND  OTHER   FIELD
CORRECTIONS.

                      (i) PAR shall promptly provide to GSK any information obtained by it suggesting that a recall, field alert, Product withdrawal, or other field action relating to GSK Supplied Product (hereinafter "Product Action") is or may be necessary. Further, PAR shall cooperate with GSK in obtaining any additional information that may bear upon whether to initiate a Product Action. The final decision regarding whether to initiate a Product Action shall, however, rest with GSK.

                      (ii) GSK shall provide PAR with prompt notice of any determination by GSK to initiate a Product Action, and PAR shall immediately comply with all reasonable applicable policies established by GSK from time to time and communicated to PAR in order to effectuate such Product Actions. Further, PAR shall undertake whatever assistance may be reasonably requested by GSK to facilitate a Product Action, including but not limited to ensuring dissemination of information to its distributors and other customers and administering the retention, return and disposition of the applicable GSK Supplied Product inventory in the applicable Territory.

                      (iii) The costs of any Product Actions shall be borne ** ****** provided, however, ** ******

               (c)    For the avoidance of doubt,  the Parties agree that GSK **
******

        Section 5.10 During the Term, the Parties shall notify each other as soon as practicable of any circumstances of which they are aware which arise whereby the integrity and reputation of Product or of the Parties are threatened by the unlawful activity of any Third Party in relation to Product, or any evidence or incidents of the manufacturing, marketing or sale of Product outside the applicable Territory by any Third Party (other than GSK and its Affiliates), which circumstances shall include, by way of illustration, deliberate tampering with or contamination of Product by any Third Party as a means of extorting payment from the Parties or another Third Party. In any such circumstances, the

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Parties shall, to a reasonable extent,  cooperate fully to limit any loss to the
Parties.

        Section 5.11 EXCEPT FOR THE EXPRESS WARRANTIES AND REPRESENTATIONS AND COVENANTS CONTAINED IN THIS AGREEMENT, NEITHER PAR NOR GSK MAKES, AND EACH HEREBY EXPRESSLY DISCLAIMS, ANY WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, WHETHER IN FACT OR IN LAW, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.


                       ARTICLE VI - INTELLECTUAL PROPERTY
                          AND CONFIDENTIAL INFORMATION


        Section 6.1 OWNERSHIP OF PRE-EXISTING INTELLECTUAL PROPERTY RIGHTS. Any intellectual property rights (including patents, patent applications, copyrights, trade dress and trademarks) owned by either Party prior to the Execution Date shall remain solely owned by such Party. Each of GSK and PAR shall not during the Term, or at any time thereafter, represent or assert that it is the owner of any such intellectual property rights of the other Party, whether or not such rights are registered. For the avoidance of doubt, the Parties agree that each of GSK and PAR shall have no rights to use any trademark, housemark, copyright, or trade dress, of the other, and PAR specifically has no right, directly or indirectly, to use the Paxil(R) trademark for any purpose. Except as otherwise explicitly provided herein, no right, express or implied, is granted by the Agreement to use in any manner the name "GSK," "PAR," or "GlaxoSmithKline" or the name of any Affiliate of any Party.


        Section 6.2 CONFIDENTIAL INFORMATION, PUBLICITY AND PUBLICATION. PAR and GSK each hereby recognize and acknowledge that the other Party's Confidential Information constitutes valuable and confidential information. Subject to other express provisions of this Agreement, GSK and PAR each agree that during the Term, and for a period of five (5) years after the effective date of termination for any reason of this Agreement or the date of expiration of the expiration hereof:

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               (a)    the Parties shall not disclose, directly or indirectly, in any manner whatsoever to any Third Parties any Confidential Information received from the other Party (the "Disclosing Party") without first obtaining the written consent of the Disclosing Party, and the other Party ("Recipient") shall keep confidential, all of the Disclosing Party's Confidential Information that is disclosed to Recipient. Recipient agrees to use the same level of care in safeguarding the Disclosing Party's Confidential Information that Recipient uses with its own confidential information of a similar nature, but in no event less than reasonable care. Recipient shall restrict disclosure of the Disclosing Party's Confidential Information solely to those of its (or its Affiliate's) employees or representatives having a need to know such Confidential Information in order to accomplish the purposes of this Agreement. Each Party represents that its respective employees and representatives who shall have access to the Confidential Information of the Disclosing Party are bound by an Agreement to maintain such Confidential Information in accordance with the confidentiality obligations set forth in this Article VI.

               (b)    Recipient   shall   not   use   the   Disclosing   Party's
Confidential   Information  in  any  manner  whatsoever  other  than  solely  in connection with the performance of its obligations under this Agreement.

               (c) Except as expressly set forth herein, Recipient shall not, directly or indirectly, without the Disclosing Party's prior written consent, disclose in any manner whatsoever to any Third Party the fact that the Disclosing Party's Confidential Information exists or has been made available to Recipient.

               (d)    In the  event  Recipient  is  requested  pursuant  to,  or required by, Applicable Law to disclose any of the Disclosing Party's Confidential Information, it will notify the Disclosing Party promptly so that the Disclosing Party may seek a protective order or other appropriate remedy or, in the Disclosing Party's sole discretion, waive compliance with the confidentiality provisions of this Agreement. At the Disclosing Party's expense, Recipient will co-operate in all reasonable respects, in connection with any reasonable actions to be taken for the foregoing purpose. In the event that no such protective order or other remedy is obtained, or that the Disclosing Party waives compliance with the confidentiality provisions of this Agreement, Recipient will, without liability hereunder, furnish only that portion of the Confidential Information which Recipient is advised by its counsel is legally

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required,  and Recipient  will exercise  reasonable  efforts to obtain  reliable assurances that confidential treatment will be accorded the Disclosing Party's Confidential Information.

               (e) Upon the date of the expiration or termination of this Agreement for any reason, either Party may request in writing, and the other Party shall either: (i) promptly destroy all copies of the requesting Party's Confidential Information in the possession of the other Party and confirm such destruction in writing to the requesting Party; or (ii) promptly deliver to the requesting Party, at the other Party's expense, all copies of such Confidential Information in the possession of the other Party, provided, however, the other Party shall be permitted to retain one (1) copy of the requesting Party's Confidential Information for the sole purpose of determining any continuing obligations hereunder. Additionally, both Parties shall immediately cease all use of the other Party's Confidential Information including, without limitation, removing all references to such Confidential Information from its analyses, compilations, studies or other documents. All Confidential Information shall continue to be subject to the terms of this Agreement for the period set forth in this Section 6.2.

               (f) Each Party represents and warrants to the other Party that it has, and shall have, all right, title, and ownership interest in and to its Confidential Information or it has, and shall have, the right to disclose its Confidential Information to the other Party. Each Party may seek to enforce all rights and legal remedies available under this Article VI or by law, including, without limitation, injunctive relief, specific performance and other equitable remedies in the event of a breach of the provisions of this Article VI by the other Party.

               (g) Recipient shall cause its Affiliates to observe the terms of this Article VI hereof, and shall be responsible for any breach of its provisions by any of its Affiliates.

               (h)    Notwithstanding  the  provisions  of this  Article VI, the
Parties agree that nothing contained in this Article VI shall prevent Recipient in any way whatsoever from disclosing any of the Disclosing Party's Confidential Information, without obtaining Disclosing Party's prior consent, to any Affiliate of Recipient or to any Third Party for the purposes of conducting their respective rights and obligations under this Agreement, provided such Third Party has undertaken an obligation of confidentiality similar to such

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obligations  contained  in Article  VI herein  with  respect  to the  Disclosing
Party's Confidential Information.

        Section 6.3 PUBLICITY. No public announcement or other disclosure to any Third Party in any manner whatsoever concerning the existence of, terms, or subject matter of this Agreement shall be made, either directly or indirectly, by any Party, except, in the opinion of legal counsel for the party desiring to make such announcement, publicity or disclosure, as may be legally required by Applicable Law, without first obtaining the approval of the other Party and agreement upon the nature and text of such announcement, publicity or disclosure which such agreement and approval shall not be unreasonably withheld. The Party desiring to make any such announcement, publicity or disclosure (including those which are legally required) shall inform the other Party of the proposed announcement or disclosure in reasonably sufficient time prior to public release, which shall be not less than ** ****** days (or such shorter period as the Parties may agree upon in writing) prior to release of such proposed announcement, publicity or disclosure, and shall provide the other Party with a written copy thereof in order to allow such other Party to comment upon such announcement, publicity or disclosure. Each Party agrees that it shall co-operate fully with the other with respect to all disclosures regarding this Agreement to any governmental or regulatory agencies, including requests for confidential treatment of proprietary information of either Party included in any such disclosure.

        Section 6.4 PUBLICATION. PAR shall not submit for written, electronic or oral publication any document, manuscript, abstract or the like which includes any data, results or any other information regarding, related to, or associated with this Agreement other than submissions required by Applicable Law, subject to Section 6.2(d). Any PAR contributions shall be acknowledged in any GSK publication.

        Section 6.5 PAR hereby represents, warrants and covenants, after consultation with its legal counsel, that:

               (a) the act of executing this Agreement, the Settlement Agreement, the Proposed Order of Dismissal, or any of them, does not trigger or otherwise instigate any reporting, filing or other disclosure obligation on PAR's (or any of its Affiliate's) behalf pursuant to Applicable Law (including

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any U.S. Securities Exchange Commission  reporting or disclosure  obligations or requirements) until the U.S. District Court for the Northern District of Illinois enters the Proposed Order of Dismissal; provided, however,

               (b) notwithstanding Section 6.2(d), if the execution of this Agreement, the Settlement Agreement, the Proposed Order of Dismissal, or any of them were to trigger or otherwise instigate a reporting, filing or other disclosure obligation on PAR's (or any of its Affiliate's) behalf pursuant to Applicable Law prior to the U.S. District Court for the Northern District of Illinois entering the Proposed Order of Dismissal, PAR shall immediately notify GSK of such obligation, and PAR further agrees not to make, file, or issue such report, filing or disclosure, directly or indirectly, until the Parties, in good faith, agree upon the content, media and timing of such report, filing or disclosure.

        Section 6.6 Nothing in this Agreement shall be construed as preventing or in any way inhibiting either Party from complying with Applicable Law governing activities and obligations undertaken pursuant to this Agreement, in any manner which it reasonably deems appropriate, including, for example, by disclosing to regulatory authorities confidential or other information received from the other Party, subject to Section 6.2(d).


                       ARTICLE VII - TERM AND TERMINATION


        Section 7.1 TERM. This Agreement shall become effective as of the Execution Date and, unless sooner terminated as provided herein, shall automatically expire as of the date the last existing Supply Term expires or is terminated (the "Term"), provided that the Parties shall submit the Agreement, the Settlement Agreement, and the Proposed Order of Dismissal to the Federal Trade Commission ("Commission") Bureau of Competition ("Bureau") for review. The Parties agree to fully cooperate with any Bureau investigation that may ensue as a result of such submission and not to oppose any motion by the Commission to intervene.

               (a) Notwithstanding the above, it is expressly understood that this Agreement, the Settlement Agreement and the Proposed Order of Dismissal are contingent upon none of the following occurring before April 10, 2003 -- the Bureau decides:

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                      (1)    to recommend to the  Commission  that it intervene,
or  otherwise  participate,   in  the  GSK-Pentech  litigation  to  oppose  this
Agreement, the Settlement Agreement, or the Proposed Order of Dismissal,

                      (2) to recommend to the Commission that it initiate its own judicial or administrative litigation against GSK, PAR, or Pentech related to this Agreement, the Settlement Agreement, or the Proposed Order of Dismissal,

                      (3)    to   use   its   current   resolution   authorizing
investigation of GSK to investigate this Agreement, the Settlement Agreement, or the Proposed Order of Dismissal, or

                      (4) to seek a new resolution authorizing investigation of GSK, PAR, or Pentech related to this Agreement, the Settlement Agreement, or the Proposed Order of Dismissal.

        The Parties shall submit the Proposed Order of Dismissal to the U.S. District Court for the Northern District of Illinois and request that the Court enter the Proposed Order of Dismissal in the event none of the events set forth in Section 7.1(a)(1) though (4) have occurred within the time period set forth in Section 7.1(a) above. ** ******

        If, prior to the entry of the Proposed Order of Dismissal by the Court, GSK or PAR is informed that any of the events set forth in Section 7.1(a)(1) though (4) have occurred, the other Party will be given the opportunity to verify the Bureau's decision, provided that, once verified, either Party may choose to nullify and void this Agreement, the Settlement Agreement, and the Proposed Order of Dismissal effective as of the Execution Date, subject to
Section 7.1(b). If GSK or PAR is informed that either of the events set forth in
Section 7.1(a)(1) or Section 7.1(a)(2) has occurred after entry of the Proposed Order of Dismissal by the Court, the other Party will be given the opportunity to verify the Bureau's decision, provided that, once verified, either Party may choose to nullify and void this Agreement and the Settlement Agreement, subject to Section 7.1(b).

        If the Bureau does not recommend to the Commission to intervene or initiate litigation, or investigate or seek to investigate, as set forth in this
Section  7.1(a),  but reserves the right to do so at a later date,  this will be

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insufficient for GSK or PAR to use the foregoing contingency to nullify and void this Agreement, the Settlement Agreement, and the Proposed Order of Dismissal.

               (b) If any of the events set forth in Sections 7.1(a)(1) through (4) occur before entry of the Proposed Order of Dismissal by the Court, or if the Court refuses to enter the Proposed Order of Dismissal, then the Parties (and the parties to the Settlement Agreement and the Proposed Order of Dismissal) shall using good faith, reasonable commercial efforts, modify, if possible, this Agreement, the Settlement Agreement, and the Proposed Order of Dismissal to overcome any objections by the Bureau or the Court, provided that such modifications do not materially change the economic value of the transaction for either Party. If any of the events set forth in Sections
7.1(a)(1) through (4) occur after the Court enters the Proposed Order of Dismissal, then the Parties (and the parties to the Settlement Agreement and Proposed Order of Dismissal) shall using good faith, reasonable commercial efforts, modify, if possible, this Agreement and the Settlement Agreement to overcome any objections by the Bureau, provided that such modifications do not materially change the economic value of the transaction for either Party.

               (c) Subject to the above provisions, if before Court entry of the Proposed Order of Dismissal, GSK or PAR exercises its right under Section 7.1(a) to terminate either this Agreement or the Settlement Agreement, both of those agreements and the Proposed Order of Dismissal shall be null and void as to all parties to those agreements and as to all parties to the Proposed Order of Dismissal. If after Court entry of the Proposed Order of Dismissal, GSK or PAR exercises its right under Section 7.1(a) to terminate either this Agreement or the Settlement Agreement, both of those agreements shall be null and void as to all parties to those agreements.

        Section 7.2   TERMINATION.

               (a) TERMINATION FOR BREACH. Except as otherwise provided in Paragraphs 7.2(d) and 7.2(g), each Party shall be entitled to terminate this Agreement by written notice to the other Party in the event that the other Party shall be in material default or breach of any of its obligations hereunder, and shall fail to remedy any such default or breach within ** ****** days after notice thereof by the non-defaulting/non-breaching Party. If such default or breach is not corrected within the foregoing ** ****** day period, the

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non-breaching  Party shall have the right to terminate  this Agreement by giving written notice to the Party in default, provided the notice of termination is given within ** ****** months of the default and prior to correction of the default.

               (b) TERMINATION UPON BANKRUPTCY. Either Party may terminate this Agreement if, at any time, the other Party shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed with sixty (60) days after the filing thereof, or if the other Party shall propose or be a Party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of creditors.

               (c) This Agreement may be terminated at any time pursuant to the mutual written consent of all Parties.

               (d) Notwithstanding Section 7.2(a), in the event GSK determines that PAR has breached this Agreement by having exported or otherwise diverted Product, or allowed Product to be exported or otherwise diverted, outside the applicable Territory GSK shall provide written notice to PAR summarizing its evidence of such export. If PAR shall fail to immediately take appropriate actions to remedy such breach, including halting (or causing to be halted) such exports, implementing procedures to ensure such breach does not re-occur, and recalling all such exported Product, within ** ****** days after receipt of notice thereof by GSK, GSK shall have the right to immediately terminate this Agreement in its entirety, or solely with regard to the affected Territory, upon giving written notice to PAR.

               (e) If PAR, or its parent entity, undergoes a Change of Control and, if as a result of such Change of Control, the sales effort of the Third Party successor with respect to Product falls below that which was

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executed by PAR under this  Agreement,  GSK shall have the right to  immediately terminate this Agreement upon giving written notice to such Third Party successor.

               (f)    ** ******

        Section 7.3   EFFECT OF TERMINATION.

               (a) Upon termination of this Agreement, GSK shall have the right to retain any sums already paid by PAR hereunder, and PAR shall immediately pay to GSK all sums accrued hereunder which are then due, including any and all Royalties accrued, but not paid.

               (b) Termination of this Agreement in accordance with the provisions hereof and, the operation of any provisions of this Section 7.3, shall not in any way limit the Parties' remedies that may be otherwise available to them in law or equity.

               (c) Termination of this Agreement in its entirety shall terminate all outstanding obligations and liabilities between the parties arising from this Agreement except those described in:

                      (i) Sections 3.1 through 3.7 (for the post-termination period in which PAR owes GSK royalties on Net Sales of Product during the Term, and for the post-termination period in which PAR sells its remaining Product inventory pursuant to Section 3.2);

                      (ii) Section 3.8 (for the post-termination period set forth therein);

                      (iii) Article VI (for the post-termination period set forth therein);

                      (iv)   Articles VIII and IX and Section 7.3;

                      (v) solely for the post-termination period during which PAR sells its remaining Product inventory pursuant to Section 3.2 the following:
Articles II, Section 4.3(g), Sections 4.4 and 4.5, and Article V; and

                      (vi) notwithstanding the foregoing, Sections 4.5 and 5.9 shall survive termination for the period required pursuant to Applicable Law.

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as well as those under any other  provisions  which by their nature are intended to survive any such termination, shall survive and continue to be enforceable. For the avoidance of doubt, the Parties agree that upon termination of this Agreement, except as otherwise set forth in Section 3.2, PAR shall immediately cease all sales and distribution activities with regard to the Product in the Territories.

               (d)    In the event GSK  terminates  this  Agreement  pursuant to
Section 7.2(a) or Section 7.2(d) due to a PAR breach, PAR shall reimburse GSK for all reasonable costs associated with any obsolete materials (labels, packaging, tooling with PAR's trademarks, etc.) resulting from the termination of this Agreement, provided GSK uses its reasonable efforts to mitigate the costs associated with such obsolete materials.


        ARTICLE VIII - INDEMNIFICATION, INSURANCE AND DISPUTE RESOLUTION

        Section 8.1.  PRODUCT CLAIMS:  GSK and PAR hereby agree:

               ** ******

               (f) PAR and GSK agree that all claims or disputes asserted by either party against the other arising from or relating to a Product Claim, including those for indemnification or contribution, shall be resolved through either mediation or, if not possible, binding arbitration. No claims or cross-claims shall be asserted as between PAR and GSK in any Product Claims covered or claimed to be covered by this section and neither Party shall ever argue that the other has waived its right to seek contribution or other monetary relief by not filing a claim or cross-claim in any underlying lawsuit. The Party seeking to mediate or arbitrate any claim or group of claims under this section shall give timely notice thereof, but nothing herein shall prevent the Parties from agreeing to postpone mediation or arbitration for any length of time if they believe that doing so is in their mutual best interest. Further, nothing herein shall prevent the Parties from mediating or arbitrating multiple claims in a single aggregated proceeding.

               (g) PAR and GSK are responsible for ** ****** PAR and GSK are further responsible for ** ******

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               Section 8.2.  ADDITIONAL CLAIMS.

** ******

               (d) PAR agrees to defend, indemnify and hold harmless GSK and any GSK Party for any and all losses, liabilities, damages (including all special, indirect, exemplary, incidental, or consequential losses or damages), expenses and fees (including all reasonable attorney's fees and other legal fees and costs) incurred, suffered, paid or payable by GSK or a GSK Party to a Third Party arising from, related to, or associated with a breach by PAR of this Agreement by having exported Product, or allowed Product to be exported, outside the applicable Territory ( an "Export Claim").

               (e) PAR Sublicensee Claims, PAR Product Claims, Export Claims, and ** ****** shall, collectively, be referred to herein as "Additional Claims").

               (f) GSK shall provide PAR with prompt written notice of any Additional Claim against GSK or a GSK Party, as well as copies of all papers or other documents received by GSK or a GSK Party that contain or give notice of such Additional Claims.

                (g) The Parties agree to cooperate with each other and their respective legal counsel in the defense of any Additional Claim and to provide each other with any information or other reasonable assistance requested in a timely manner.

        Section 8.3 OTHER CLAIMS: This section applies solely to all actual or threatened claims, demands or causes of action arising out of, related to, or associated with this Agreement that are not Product Claims or Additional Claims and that are not joined with or made part of a lawsuit or other legal proceeding asserting Product Claims or Additional Claims ("Other Claims"). Examples of such Other Claims (which are not meant to be exhaustive in any way) include claims of: antitrust violations; fraud or abuse in marketing; unfair business or trade practices; unfair or discriminatory labor practices; tortious interference; or violations of any securities laws, or Puerto Rico's Act 75 of June 24, 1964 (as is set forth in Section 8.3(e)).

               (a) PAR agrees to defend, indemnify and hold harmless GSK and any GSK Party for any and all losses, liabilities, damages (excluding all

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special, indirect,  exemplary,  incidental, or consequential losses or damages), expenses and fees (exclusive of all legal fees as set forth in Section 8.3(f)) paid or payable by GSK or a GSK Party on an Other Claim arising from or related to the improper, unlawful or otherwise liability-creating conduct of PAR or a PAR Party; and

               (b) GSK agrees to defend, indemnify and hold harmless PAR and any PAR Party for any and all losses, liabilities, damages (excluding all special, indirect, exemplary, incidental, or consequential losses or damages), expenses and fees (exclusive of all legal fees as set forth in Section 8.3(f)) paid or payable by GSK or a GSK Party on an Other Claim arising from or related to the improper, unlawful or otherwise liability-creating conduct of GSK or a GSK Party; and

               (c) Any Party seeking to assert a right of indemnification under this Section shall provide the other with prompt written notice of the Other Claim against it, as well as copies of all papers or other documents received by it that contain or give notice of such Other Claims, and shall tender its defense of such Other Claims to the indemnifying Party in such notice; and

               (d) Any Party granting indemnification under this Section shall have the right to control the defense of such Other Claim, which right shall include, but is not limited to, the right to select legal counsel of its choice and determine whether to settle and the amount of any settlement, PROVIDED, HOWEVER, that an indemnified Party may participate in, but not control, the defense of such Other Claims using attorneys of its choice and at its sole cost and expense, and FURTHER PROVIDED that the indemnifying Party may not settle such Other Claims in any manner that would require payment by the indemnified Party, or would materially adversely affect the rights granted to the indemnified Party under this Agreement, or would materially conflict with the terms of this Agreement, or with respect to GSK adversely effect the Products in or outside the Territory, without first obtaining the indemnified Party's prior written consent, which consent shall not be unreasonably withheld; and

               (e)    (i)    ** ******

                      (ii)   ** ******

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               (f)    Each Party agrees that it will cooperate with the other in the defense of any Other Claims for which indemnification is sought, and provide the other with any information or other assistance reasonably requested in a timely manner; and

               (g) PAR and GSK are responsible for their own legal fees (including attorney's fees) and costs arising out of or related to any Other Claims. PAR and GSK are further responsible for their own attorneys fees and costs arising out of or related to any mediation or arbitration to resolve any claim for indemnification or contribution pursuant to this section.

        Section 8.4. EXCEPT AS SET FORTH IN SECTION 8.2 RELATING TO ADDITIONAL CLAIMS, IN NO EVENT SHALL EITHER PARTY, ITS DIRECTORS, TRUSTEES, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, A PRODUCT CLAIM, OR OTHERWISE ARISING OUT OF OR RELATED TO THIS AGREEMENT.

        Section 8.5.  INSURANCE.


               (a) For the Term, and for a period of five (5) years after the expiration of this Agreement or the earlier termination thereof, PAR shall maintain at its sole cost and expense, product liability and other insurance in amounts, respectively, which are reasonable and customary in the USA pharmaceutical industry for companies of comparable size and activities at the respective place of business of PAR, provided in no event shall the product liability insurance amounts be less than ** ****** per occurrence (or claim) and ** ****** in the aggregate limit of liability per year. Such insurance shall insure against all liability, including personal injury, product liability, physical injury, clinical development liabilities, or property damage arising out of the development, manufacture, sale, distribution, or marketing of Products. PAR shall provide written proof of the existence of such insurance to GSK upon request.

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               (b)    GSK hereby  represents that it is self-insured for product liability and general liability, and that it has and will maintain such coverage for the Term and for a period of five (5) years after the expiration of this Agreement or the earlier termination thereof. Such self-insurance is in an amount which is reasonable and customary in the USA pharmaceutical industry for companies of comparable size and activities at the respective place of business of GSK. Such self-insurance covers all liability, including personal injury,
product  liability,   physical  injury,  clinical  development  liabilities,  or property damage arising out of the development, manufacture, sale, distribution, or marketing of GSK Supplied Products.


                           ARTICLE IX - MISCELLANEOUS


               Section 9.1 ASSIGNMENT. This Agreement may not be assigned by either Party to a Third Party without the prior written consent of the other Party; PROVIDED, HOWEVER, that GSK shall have the right to assign its rights, licenses and obligations under this Agreement to any Third Party successor to all or substantially all of (i) its entire business or (ii) its pharmaceutical business; or (iii) the assets associated with this Agreement. In addition, each Party may assign, to any of its Affiliates, its rights, licenses and obligations of such Party under this Agreement, provided that such Affiliate is fully capable of fulfilling the assigned rights, licenses and obligations. In no event shall such assignment be deemed to relieve the assigning Party of its liabilities or obligations to the other Party under this Agreement, and the assigning Party expressly acknowledges and agrees that it shall remain fully and unconditionally obligated and responsible for the full and complete performance of all of its obligations under the terms and conditions of this Agreement. The limited rights of assignment permitted in this Section 9.1, shall in no way limit GSK's right to terminate this Agreement pursuant to Section 7.2(e).

        Section 9.2 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        Section 9.3 FORCE MAJEURE. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by

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government  action,  war, fire,  explosion,  flood,  strike,  lockout,  embargo, shortage of materials or utilities, vendor failure to supply, act of God, or any other cause beyond the control and without the fault or negligence of the defaulting Party, provided that the Party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance. Such excuse shall continue as long as the condition preventing the performance continues. Upon cessation of such condition, the affected Party shall promptly resume performance hereunder. Each Party agrees to give the other Party prompt written notice of the occurrence of any such condition, the nature thereof, and the extent to which the affected Party will be unable to perform its obligations hereunder. Each Party further agrees to use all reasonable efforts to correct the condition as quickly as possible and to give the other
Party prompt written notice when it is again fully able to perform its obligations.

        Section 9.4 FURTHER ASSURANCES. Each Party hereto agrees to execute, acknowledge and deliver such further instruments and do all such further acts as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

        Section 9.5 MODIFICATION. No waiver, alteration or modification of any of the provisions hereof shall be binding unless made in writing and signed by the Parties by their respective officers thereunto duly authorized.

        Section 9.6.  INDEPENDENT  CONTRACTORS.   The  Parties  are  independent
contractors and this Agreement shall not constitute or give rise to an employer-employee, agency, partnership or joint venture relationship among the
Parties and each Party's performance hereunder is that of a separate, independent entity.

        Section 9.7 NO SOLICITATION OR HIRING OF EMPLOYEES. During the Term and for one (1) year thereafter, neither PAR nor GSK shall, without the prior consent of the other Party, solicit the employment of or hire any person who during the course of employment with the other Party was involved with activities hereunder and who when solicited or to be hired is a current employee of the other Party. Notwithstanding the foregoing, nothing herein shall restrict or preclude either Party for making generalized searches for employees by

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advertising in the media or engaging search firms to engage in searches that are not targeted on an employee or employees of the other Party.


        Section 9.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its conflicts of laws principles.


        Section 9.9   LANGUAGE.   This   Agreement,   and  any   amendments   or
modifications thereto, shall be executed in the English language. No translation, if any, of this Agreement into any other language shall be of any force or effect in the interpretation of this Agreement or in determination of the intent of either of the parties hereto.


        Section 9.10 ARTICLE HEADINGS. The Article headings are placed herein merely as a matter of convenience and shall not affect the construction or interpretation of any of the provisions of this Agreement.


        Section 9.11 NOTICES. Notices required or permitted under this Agreement shall be in writing and sent by prepaid registered or certified air mail or by overnight express mail (e.g., FedEx), or by telefacsimile confirmed by prepaid registered or certified air mail letter or by overnight express mail (e.g., FedEx), (failure of such confirmation shall not affect the validity of such notice by telefacsimile to the extent the receipt of such notice is confirmed by the act of the receiving party (e.g., a telefacsimile of the receiving party submitting its receipt of such notice)) and shall be deemed to have been properly served to the addressee upon receipt of such written communication, to the following addresses of the parties:


        If to PAR:

               Par Pharmaceutical, Inc.
               300 Tice Boulevard, 3d Floor
               Woodcliff Lake, NJ  07677
               Attention: Office of the President
               Facsimile: 201-802-4622

        If to GSK:

               SmithKline Beecham Corporation (a GlaxoSmithKline Company) One Franklin Plaza

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               P.O. Box 7929
               Philadelphia, Pennsylvania  19101, USA

               Attention:   Senior  Vice  President  -  General   Pharmaceutical
               Business Unit

               Facsimile: 215-751-3729

               AND:

               SmithKline Beecham Corporation (a GlaxoSmithKline Company) One Franklin Plaza (Mail Code FP 2360)
               P.O. Box 7929
               Philadelphia, Pennsylvania  19101, USA

               Attention:    Corporate Law - U.S.
                             Vice President and Associate General Counsel
                             Business Development Transactions Team.

               Facsimile: 1-215-751-3935

        Section 9.12 THIRD PARTIES. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party.

        Section 9.13 WAIVER. The waiver by either Party of a breach or a default of any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.

        Section 9.14 SEVERABILITY. If any part of this Agreement is declared invalid by any legally governing authority having jurisdiction over either Party, then such declaration shall not affect the remainder of the Agreement and the Parties shall revise the invalidated part in a manner that will render such provision valid without impairing the Parties' original intent.


        Section 9.15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Parties relating to the subject matter hereof and supersedes all previous writings and understandings.


        Section 9.16 INTERNATIONAL SALE OF GOODS ACT. The Parties acknowledge and agree that the International Sale of Goods Act and the United Nations Convention on Contracts for the International Sale of Goods have no application to this Agreement.

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                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]




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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Execution Date by their duly authorized representatives.





SB PHARMCO PUERTO RICO INC.


By:   /s/ David M. Pernock
      --------------------
David M. Pernock
Senior Vice President, General Pharmaceutical Business Unit
Attorney-in-fact for SB PHARMCO PUERTO RICO INC.





SMITHKLINE BEECHAM CORPORATION

By:   /s/ David M. Pernock
      --------------------
David M. Pernock
Senior Vice President, General Pharmaceutical Business Unit
Attorney-in-fact for SMITHKLINE BEECHAM CORPORATION





BEECHAM GROUP P.L.C.

By:   /s/ David M. Pernock
      --------------------
David M. Pernock
Senior Vice President, General Pharmaceutical Business Unit
Attorney-in-fact for BEECHAM GROUP P.L.C.


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PAR PHARMACEUTICAL, INC.





By:   /s/ Scott Tarriff
      -----------------
Scott Tarriff
President and Chief Executive Officer


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                                 SCHEDULE 4.3(B)


                       GSK SUPPLIED PRODUCT SPECIFICATIONS





Paroxetine DC Tables Specifications


** ******


Packaging Bottles


** ******





PACKAGING BLISTER


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                                 SCHEDULE 4.3(D)


                              INITIAL PAR ESTIMATE





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                                 SCHEDULE 4.4(B)


                            GSK PAXIL(R) DISTRIBUTORS


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